                                                                      EXHIBIT 99
                      [LOGO OF AMERICREDIT APPEARS HERE]



FOR IMMEDIATE RELEASE


Contact:  Kim Welch
          Investor Relations
          (817) 882-7009



                          AMERICREDIT CORP. ANNOUNCES
                  RECORD SECOND QUARTER OPERATING RESULTS AND
                      RESTATEMENT OF PRIOR PERIOD RESULTS

FORT WORTH, TEXAS January 13, 1999 AMERICREDIT CORP. (NYSE: ACF) today announced record net income of $17,376,000, or $0.26 per share, for its second fiscal quarter ended December 31, 1998, versus restated earnings of $11,912,000, or $0.18 per share, for the quarter ended December 31, 1997. On a comparative basis, net income increased 46% and earnings per share rose 44%.

For the six months ended December 31, 1998, AmeriCredit reported record net income of $32,858,000, or $0.49 per share, versus restated earnings of $22,142,000, or $0.34 per share, for the six months ended December 31, 1997, representing an increase of 48% in net income and an increase of 44% in earnings per share.

Automobile loan purchases were $599,149,000 for the second quarter of fiscal 1999, an increase of 76% over loan purchases of $341,194,000 for the second quarter of fiscal 1998. For the six months ended December 31, 1998, automobile loan purchases were $1,224,116,000, 76% higher than loan purchases of $696,252,000 for the six months ended December 31, 1997.

AmeriCredit's managed auto receivables totaled $3,082,420,000 at December 31, 1998, an increase of 93% since December 31, 1997. The Company opened 16 branch locations in its second fiscal quarter bringing the total number of branch locations to 165 in 41 states at December 31, 1998.

Managed auto receivables more than sixty days delinquent were 2.8% of total managed auto receivables at December 31, 1998, down from 3.6% at December 31, 1997.
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Annualized net charge-offs decreased to 4.8% of ave rage managed auto receivables for the second quarter ended December 31, 1998, from 5.5% for the second quarter of fiscal 1998.

AmeriCredit also announced a restatement of its financial statements for the fiscal years ended June 30, 1998, 1997 and 1996, as well as for the first quarter of fiscal 1999. As required by the Financial Accounting Standards Board's ("FASB") Special Report, "A Guide to Implementation of Statement 125 on Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, Second Edition", dated December 1998, and related guidance set forth in statements made by the staff of the Securities and Exchange Commission ("SEC") on December 8, 1998, the Company has retroactively changed its practice of measuring and accounting for credit enhancement assets to the cash-out method from the cash-in method.

Initial deposits to restricted cash accounts and subsequent cash flows received by securitization trusts sponsored by the Company accumulate as credit enhancement assets until certain targeted levels are achieved, after which cash is distributed to the Company on an unrestricted basis. Under the cash-in method previously used by the Company, (i) the assumed discount period for measuring the present value of credit enhancement assets ended when cash flows were received by the securitization trusts and (ii) initial deposits to restricted cash accounts were recorded at face value. Under the cash-out method required by the FASB and SEC, the assumed discount period for measuring the present value of credit enhancement assets ends when cash, including return of the initial deposits, is distributed to the Company on an unrestricted basis.

The change to the cash-out method results only in a difference in the timing of revenue recognition from a securitization and has no effect on the total cash flows of such transactions. While the total amount of revenue recognized over the term of a securitization transaction is the same under either method, the cash-out method results in (i) lower initial gains on the sale of receivables due to the longer discount period and (ii) higher subsequent servicing fee income from accretion of the additional cash-out discount. Accordingly, the reductions in previously reported earnings resulting from retroactive application of the change will generally be recognized in subsequent period earnings as servicing fee income.
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The restatement resulted in the following changes to prior period financial statements:

(Unaudited, Dollars in Thousands, Except Per Share Amounts)
                                                  Quarter Ended         Years Ended
                                                  September 30,            June 30,
                                                 --------------  ----------------------------
                                                      1998         1998      1997      1996
                                                 --------------  --------  --------  --------
Revenue
  Previous                                           $ 76,119    $227,940  $137,747  $ 80,978
  As restated                                          69,766     209,336   123,356    79,635

Net Income
  Previous                                           $ 19,389    $ 60,741  $ 38,699  $ 21,591
  As restated                                          15,482      49,301    29,849    20,765

Earnings per share
  Previous                                           $   0.29    $   0.93  $   0.63  $   0.36
  As restated                                            0.23        0.76      0.48      0.34

Credit Enhancement Assets (end of period)
 Previous                                            $368,816    $324,051  $182,271  $ 48,397
 As restated                                          324,424     289,161   164,311    47,054

Shareholders' equity (end of period)
  Previous                                           $335,156  $306,161  $216,536  $163,225
  As restated                                         307,857   284,706   205,491   162,399


The Company will amend its Annual Report on Form 10-K for the year ended June 30, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 in connection with the restatement.

AmeriCredit is a national consumer finance company specializing in purchasing, securitizing and servicing automobile loans and originating and selling mortgage loans. AmeriCredit maintains a web site at http://www.americredit.com that contains further information on the Company.


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Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's Annual
Report on Form 10-K for the year ended June 30, 1998. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.

AmeriCredit Corp.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)

                                           Three Months Ended                                Six Months Ended
                                               December 31,                                     December 31,
                                  ---------------------------------------         ---------------------------------------
                                         1998                  1997                      1998                  1997
                                                             Restated                                        Restated
                                  ----------------      -----------------         ----------------      -----------------
Revenue:
     Finance charge income             $    16,260            $    13,129              $    33,177            $    26,190
     Gain on sale of receivables            38,900                 23,655                   74,020                 44,335
     Servicing fee income                   21,146                 11,882                   38,011                 22,171
     Other income                            2,013                    582                    2,877                  1,022
                                  ----------------      -----------------         ----------------      -----------------
                                            78,319                 49,248                  148,085                 93,718
                                  ----------------      -----------------         ----------------      -----------------
Costs and expenses:
     Operating expenses                     39,676                 21,825                   73,735                 41,916
     Provision for losses                    2,115                  1,849                    4,303                  3,755
     Interest expense                        8,274                  6,206                   16,619                 12,045
                                  ----------------      -----------------         ----------------      -----------------
                                            50,065                 29,880                   94,657                 57,716
                                  ----------------      -----------------         ----------------      -----------------

Income before income taxes                  28,254                 19,368                   53,428                 36,002

Income tax provision                        10,878                  7,456                   20,570                 13,860
                                  ----------------      -----------------         ----------------      -----------------

     Net income                        $    17,376            $    11,912              $    32,858            $    22,142
                                  ================      =================         ================      =================

Earnings per share:
     Basic                             $      0.28            $      0.20              $      0.52            $      0.37
                                  ================      =================         ================      =================
     Diluted                           $      0.26            $      0.18              $      0.49            $      0.34
                                  ================      =================         ================      =================

Weighted average shares                 62,857,131             59,780,710               62,657,929             59,369,920
                                  ================      =================         ================      =================
Weighted average shares and
     assumed incremental shares         66,750,045             64,813,118               66,918,992             64,398,534
                                  ================      =================         ================      =================

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
Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)
                                                      December 31,           September 30,             June 30,
                                                          1998                    1998                   1998
                                                                                Restated               Restated
                                                   -----------------       ----------------       -----------------

Cash and short term investments                             $ 68,709               $ 28,218                $ 33,087
Finance receivables, net                                     345,654                386,476                 342,853
Interest-only receivables from Trusts                        170,162                139,290                 131,694
Investments in Trust receivables                             123,627                107,084                  98,857
Restricted cash                                               96,821                 78,050                  58,610
Other assets                                                  60,432                 55,611                  48,570
                                                   -----------------       ----------------       -----------------

     Total assets                                           $865,405               $794,729                $713,671
                                                   =================       ================       =================

Borrowings under warehouse lines                            $236,922               $208,185                $165,608
Senior notes                                                 175,000                175,000                 175,000
Other notes payable                                           11,022                  8,285                   6,410
Other liabilities                                            105,152                 95,402                  81,947
                                                   -----------------       ----------------       -----------------

     Total liabilities                                       528,096                486,872                 428,965

Shareholders' equity                                         337,309                307,857                 284,706
                                                   -----------------       ----------------       -----------------

     Total liabilities and shareholders equity              $865,405               $794,729                $713,671
                                                   =================       ================       =================

Other Financial Data
(Unaudited, Dollars in Thousands)
                                                    Three Months Ended                                  Six Months Ended
                                                       December 31,                                        December 31,
                                       -----------------------------------------            ---------------------------------------
                                             1998                    1997                         1998                     1997
                                       -----------------       -----------------            -----------------       ---------------
Auto lending operations
     Auto loan originations                  $  599,149              $  341,194                   $1,224,116          $  696,252
     Auto loans sold                            650,000                 350,000                    1,220,001             682,499
     Gain on sale of auto loans                  37,168                  22,601  (1)                  70,938              42,091 (1)
     Gain on sale of auto loans
     (% of loans sold)                              5.7%                    6.5% (1)                     5.8%               6.2% (1)
     Average owned receivables               $  279,693              $  244,597                   $  284,969              $  245,296
     Average serviced receivables             2,625,065               1,248,876                    2,419,905               1,130,318
                                     ------------------      ------------------          -------------------       -----------------

     Average managed receivables             $2,904,758              $1,493,473                   $2,704,874              $1,375,614

                                     ==================      ==================          ===================       =================

      (1) Restated

Mortgage lending operations
     Mortgage loan originations              $   85,545              $   24,179                   $  124,446              $   51,572
     Mortgage loans sold                         73,947                  23,160                      121,489                  48,129
     Gain on sale of mortgage loans               1,732                   1,054                        3,082                   2,244
     Gain on sale of mortgage
     loans (% of loans sold)                        2.3%                    4.6%                         2.5%                   4.7%

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
                                                                 December 31, 1998
                                      ---------------------------------------------------------------
Auto loan portfolio                        Owned                 Serviced              Total Managed
                                      ---------------         ---------------         ---------------
     Principal                              $330,036              $2,752,384              $3,082,420
     Allowance for losses                     (8,377)               (256,599)               (264,976)
                                    ----------------        ----------------        ----------------
                                            $321,659              $2,495,785              $2,817,444
                                    ================        ================        ================
     Allowance for losses (%)                    2.5%                    9.3%                    8.6%
                                    ================        ================        ================

                                             December 31,            December 31,
                                                 1998                    1997
                                          ----------------        ---------------
Auto loan delinquency (%)
     31 - 60 days                                      7.7%                   7.6%
     > 60 days                                         2.8%                   3.6%
                                          ----------------        ---------------
                                                      10.5%                  11.2%
     Repossessions                                     1.0%                   1.4%
                                          ----------------        ---------------

                                                      11.5%                  12.6%
                                          ================        ===============

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